UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2005

CYGNE DESIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22102	04-2843286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 15, 2005, the Registrant issued a press release reporting its financial results for the third quarter and nine-month period ended October 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1    Press release dated December 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.

Date: December 15, 2005	By:	/s/ Roy E. Green
	Name:	Roy E. Green
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.1    Press release dated December 15, 2005.